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                                  EXHIBIT 23.6

              Consent of Independent Certified Public Accountants


     We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Global Imaging Systems, Inc. 401(k) Retirement Plan of our report dated December 17, 1997.


                                            Respectfully,

                                            /s/ PASQUALE & BOWERS LLP


Syracuse, New York
August 31, 1998